2017 Investor Presentation Q2 Exhibit 99.1

This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets;5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and finance; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures, and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates, and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers and pedants, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal capital model is used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized, or even if substantially realized, that they will have the expected consequences to. or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future developments or otherwise. Forward-Looking Statements

Argo Group at a Glance EXCHANGE / TICKER: NASDAQ / AGII SHARE PRICE: $60.20 MARKET CAPITALIZATION: $1.8 BILLION QUARTERLY DIVIDEND / ANNUAL YIELD: $0.27 PER SHARE / 1.8% GROSS WRITTEN PREMIUM: $2.4 BILLION CAPITAL: $2.5 BILLION ANALYST COVERAGE: RAYMOND JAMES (STRONG BUY) ‒ GREG PETERS DOWLING & PARTNERS (NEUTRAL) ‒ AARON WOOMER JMP SECURITIES (MARKET PERFORM) – MATT CARLETTI KBW (MARKET PERFORM) ‒ ARASH SOLEIMANI WILLIAM BLAIR (MARKET PERFORM) ‒ ADAM KLAUBER

Global underwriter of specialty insurance and reinsurance Strategically located in major insurance centers Across the U.S. Bermuda London Zurich Dubai Singapore Established presence in desirable markets Leader in U.S. excess and surplus lines Strong U.S. retail specialty franchise Will be a top 10 Lloyd’s Syndicate in 2018 Leading Bermuda insurance and reinsurance platforms Diversified by geography, product and strategy Broad and strong producer relationships Agents, brokers, wholesalers and coverholders “A” (excellent) A.M. Best rating TTM NWP by Business Type Primary Insurance Reinsurance TTM NWP by Geography United States London Bermuda Brazil, Asia and Europe TTM* NWP** by Business Mix Professional Lines Property Specialty Liability *TTM = trailing twelve months **NWP = net written premiums Leading Specialty Platform Argo Franchise Overview

Growth in BVPS = Net Underwriting Margin + Total Return on Invested Assets Maximize Shareholder Value Creation Through Growth in Book Value per Share 10% CAGR including dividends over last 15 years Strategy Aligned Toward Shareholder Value Sustainable competitive advantages Successfully operating in niche markets Underwriting expertise with a focus on risk selection Superior customer service across platforms History of product innovation Profitable organic and strategic growth Profitable through underwriting cycles 7.1 point improvement in loss ratio from 2012 to 2016 Talented underwriting teams with proven track record Disciplined M&A strategy Deep, tenured and experienced management team Senior leadership team has an averages more than 10 years at Argo and over 26 years of industry experience CEO largest individual shareholder, holds 3.25% of shares outstanding Compensation structure for underwriters aligned with loss ratio performance Capital management a key driver in value creation Practice total return investment strategies Strong track record of returning capital to shareholders

10% CAGR (Incl. Dividends) BVPS Growth Driven by Net Underwriting Margin and Total Return Investment Strategy Reported Book Value1 Cumulative Dividends Price/Book2 (1) Book value per common share: Adjusted for June 2013, March 2015 and June 2016 stock dividends 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated 2006 and prior years adjusted for PXRE merger 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if-converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 (2) Price/book represents the high for the YTD period Maximizing Shareholder Value - BVPS Growth

  2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ’17/2Q TTM BVPS $17.58 $20.45 $22.81 $25.17 $29.36 $33.92 $32.74 $38.84 $43.43 $41.77 $45.64 $48.73 $52.93 $54.31 $59.73 $62.65 Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025 $2,040 $2,160 $2,470 2001 Acquired Colony and Rockwood Founded Trident (Public Entity) Risk Management (sold renewal rights in 2005) International Operations U.S Operations *Excludes GWP recorded in runoff and corporate and other. Note: BVPS (book value per common share) adjusted for June 2013, March 2015 and June 2016 stock dividend. 2007 Completed acquisition in Bermuda Rebranded Argo Group Formed Argo Re 2008-2010 Acquired Lloyd’s Syndicate 1200 Established local presence in Dubai 2011-2014 Established local presence in Brazil, Singapore and Shanghai 2016 Acquired Ariel Re / Syndicate 1910 2005 Sold Risk Management business Evolution of Growth and Diversification

(1) Book value per common share: Adjusted for June 2013, March 2015 and June 2016 stock dividend 2006 adjusted for PXRE merger and includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007 Substantial Growth and Financial Strength Scale ($m) 2002 2006 TTM 2Q '17 '02-2Q'17 Factor Gross Written Premiums $622.1 $1,155.6 $2,370.2 3.8x Net Written Premiums 484.0 847.0 1,539.3 3.2x Net Earned Premiums 378.4 813.0 1,499.5 4.0x Financial Strength ($m) 2002 2006 TTM 2Q '17 '02-2Q'17 Factor Total Assets $2,208.9 $3,721.5 $8,240.7 3.7x Total Investments 1,181.3 2,514.1 4,624.1 3.9x Shareholder's Equity 327.7 847.7 1,891.3 5.8x BVPS 1 $17.58 $29.36 $62.65 3.6x Total Capital $327.7 $992.0 $2,469.7 7.5x Debt+TRUPs / Total Capital 0.0% 14.5% 23.4% A.M. Best Rating A A A

Innovative and Diverse Global Platform Well-established multi-class Lloyd’s Syndicate platform Syndicate 1200 – Multi-class platform Syndicate 1910 – Property, Specialty Insurance and Reinsurance platform Expected to rank among top 10 largest Syndicates at Lloyd’s by stamp capacity in 2018 Regional offices in Bermuda, Dubai, Singapore and Shanghai Strong Bermuda trading platform Includes property insurance and reinsurance business in Bermuda and Brazil Seasoned book of mid / large account professional lines and excess casualty business Building diversity through international expansion in Brazil and throughout Europe Brazil – Digital Innovation A growing portion of the business being distributed via digital channels through the in-house Protector platform Leader in U.S. Excess & Surplus lines 20+ year underwriting history Strong relationships with national, local, and regional wholesale brokers Seasoned underwriting expertise Target all sizes of non-standard risks with focus on small/medium accounts Underwrites on largely non-admitted basis and across all business enterprises Sizable amount of business distributed through retail brokers / agents Argo Insurance – designs customized programs for retail grocery stores Trident – Small and medium sized public-sector U.S. entities Rockwood – Designs custom workers comp and other programs for businesses in the mining sector Surety – Top 20 commercial underwriter Programs – Underwrites select specialty programs and partners with State-sponsored funds U.S. Operations International Operations

Multi-Channel Distribution Strategy Retail Broker/Agent General Agency Wholesale Broker Lloyd’s Market Reinsurance Broker U.S. Operations Rockwood X Argo Insurance X Trident X E&O X X D&O X X Surety X X Programs X Alteris X E&S Contract X E&S Transportation X E&S Casualty X E&S Environmental X E&S Allied Medical X X E&S Specialty Property X International Operations Liability X Property X Aviation X Marine X Excess Casualty X X Professional Liability X X Emerging Markets X X Reinsurance X

U.S. Operations (58% of TTM GWP) All data in millions except for ratio calculations. TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in our 10-Qs and 10-Ks. Data is based on year-to-date as of June 30, 2017. Data is based on trailing twelve months as of June 30, 2017. Reflects reserve charge at Argo Insurance to restructure business GWP by Business Mix (TTM 6/30/2017) About Us Adjusted PTI(1) & Combined Ratio Gross Written Premium Excess & Surplus Lines – Non-standard (hard-to-place) risks, with focus on small/medium accounts Argo Insurance – Designs customized commercial insurance programs for retail grocery stores Trident – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S. Rockwood – Leading provider of workers compensation and other programs for the mining industry Surety – Top 20 commercial surety writer Programs – Underwrites select specialty programs and provides fronting for state-sponsored funds Argo Pro – Customer service focused D&O and E&O specialty platform Combined Ratio Adjusted PTI 102.2% 91.9% 90.4% 89.6% 86.9% 88.9% 2012(4) 2013 2014 2015 2016 Q2 ’17(2) 2012 2013 2014 2015 2016 Q2 ’17(3) Professional Lines Property Specialty Liability

International Operations (42% of TTM GWP) All data in millions except for ratio calculations. TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in our 10-Qs and 10-Ks. Data is based on year-to-date as of June 30, 2017. Data is based on trailing twelve months as of June 30, 2017. GWP by Business Mix (TTM 6/30/2017) About Us Adjusted PTI(1) & Combined Ratio Gross Written Premium Bermuda platform underwrites excess casualty, property and professional lines insurance as well as property reinsurance Property cat, short tail per risk and proportional treaty reinsurance worldwide Excess casualty, professional liability, and property insurance for Fortune 1000 accounts Building diversity through international expansion in Brazil and throughout Europe Well-established multi-class platform at Lloyd’s of London Underwritten through Syndicates 1200 and 1910 (Ariel Re) Expected to rank among top 10 largest Syndicates by stamp capacity in 2018 Combined Ratio Adjusted PTI 96.5% 93.1% 90.8% 91.1% 95.4% 98.6% 2012 2013 2014 2015 2016 Q2 ’17(2) 2012 2013 2014 2015 2016 Q2 ’17(3) Professional Lines Property Specialty Liability

Portfolio Rationalization Argo has maintained a track record of making thoughtful decisions to improve performance within existing product lines; Below are examples of prior portfolio rationalization that is now evident in financial results Argo Pro Exited insurance agent and real estate E&O lines E&S Transportation Exited stand-alone commercial auto before significant market dislocation E&S Allied Medical Pursued aggressive rate change in key regions to improve loss ratio E&S Contract Reduced exposure to CAT exposed property business in LA and FL Argo Insurance Non-renewed restaurant lines in central and eastern U.S. Sold small policy grocery, restaurants and convenience stores book in 2015 Programs Reduced exposure to non-strategic and underperforming programs such as janitorial and wheels programs

Superior Loss Ratios Compared to Peers Continued focus on cycle management and underwriting discipline has provided Argo Group with best in class loss ratios Argo Group Peer Median Source: SNL Financial. Note: Peer Group consists of: Alleghany, American Financial, Amtrust, Arch Capital, Aspen, Axis, Baldwin & Lyons, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, RLI, Selective, Validus and W.R. Berkley

Long-Term Favorable Reserve Development $378(1) million of cumulative favorable development since 2005 reflects Argo Group’s prudent reserving philosophy (1) (1) Excludes Q1 adverse development of $4.5 million from the Ogden rate change and $4.9 million from late reported Hurricane Matthew claims

Well-Balanced Investment Strategy Duration includes cash & equivalents Book yield is pre-tax & includes all fixed maturities $3.3B in fixed maturities, $0.6B in short term & cash Portfolio Characteristics Asset Allocation Total: $4.8B Fixed Maturities by Type Total: $3.9B(3) Capital Appreciation Portfolio by Class Total: $1.0B Duration of 2.2 years(1) Average rating of ‘A1/A+’ Book yield of 2.5%(2) Alternatives Short Term & Cash Core Debt High Yield Debt Equities State / Municipal Structured Government Short Term & Cash Corporate Emerging Market Debt Core Equity Small Cap Global Equity Non IG Debt Private Equity Alternatives Real Assets

2Q 2017 Operating Results All data in millions except for per share data and ratio calculations. Op income calculated using an assumed tax rate of 20%. Share count adjusted for June 2016 stock dividend Includes all acquisition, G&A and corporate expenses

Active Capital Management Through share repurchases and dividends, Argo has returned nearly $520 million of capital to shareholders from 2010 through August 4, 2017 Management has prudently repurchased shares at a meaningful discount to book value Repurchases have exceeded the amount of shares issued in PXRE transaction (8.2 million1 shares were issued at 1.35x book value) Transactions have been accretive to book value Note: Not adjusted for June 2013 or March 2015 stock dividend. Calculated as difference between Q2 2007 and Q3 2007 shares outstanding

Stock Price Performance – Last 3 Years Source: SNL Financial (as of 08/31/17). Note: Peer Group consists of: Alleghany, American Financial, Amtrust, Arch Capital, Aspen, Axis, Baldwin & Lyons, Global Indemnity, Hallmark, Hanover, Markel, Navigators, RLI, Selective, Validus and W.R. Berkley

Compelling Valuation vs. Peer Group Source: SNL Financial (as of 08/31/17). Note: Peer Group consists of: Alleghany, American Financial, Amtrust, Arch Capital, Aspen, Axis, Baldwin & Lyons, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, RLI, Selective, Validus and W.R. Berkley 0.96x 1.32x 0.36x Difference

Operations Capital Valuation Compelling investment case, trading at a price/book of 1.0x versus peers at 1.3x Stock trading at a discount to peers notwithstanding similar returns Argo’s four year average ROE is 9.7% versus peer average of 9.2%1 Moderate financial leverage Strong balance sheet with 15 years of overall redundant loss reserves Strong track record of disciplined capital management and opportunistic M&A strategy Results of underwriting initiatives evident in financial results Best in class loss ratios, improved to 57.4% in 2016 from 64.5% in 2012 Incremental underwriting margin and yield improvements as well as a well balanced investment portfolio should favorably impact ROE going forward Continue to employ and attract some of the best talent both in the insurance and technology industries Integration of Ariel Re on track and expected to yield benefits across Argo’s platform Well Positioned for Value Creation in 2017 and Beyond We believe that Argo Group continues to have the potential to generate substantial value for new and existing investors (1) Peer Group consists of: Alleghany, American Financial, Amtrust, Arch Capital, Aspen, Axis, Baldwin & Lyons, Global Indemnity, Hallmark, Hanover, James River, Markel, Navigators, RLI, Selective, Validus and W.R. Berkley